UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported)
October 19, 2010

INFORMATICA CORPORATION
(Exact name of registrant as specified in its charter)

State of Delaware	0-25871	77-0333710
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
100 Cardinal Way
Redwood City, California 94063
(Address of principal executive offices)
(650) 385-5000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amendments to Bylaws
On October 19, 2010, the Board of Directors (the “Board”) of Informatica Corporation (“Informatica”) approved the amendment and restatement of Informatica’s Bylaws (the “Bylaws”) to, among other things:
•	update various sections to provide for electronic transmissions and communications, including electronic notifications to shareholders and directors regarding meetings, electronic notifications from directors or officers regarding resignations, unanimous written consent approvals of Board action via electronic transmissions, and allowing for “virtual” stockholder meetings;

•	update various sections relating to voting rights and procedures, including the advance notice provisions for stockholder Board nominations and for stockholder proposals, and to introduce procedures and requirements for stockholder action taken by written consent;

•	require a “majority of whole Board” vs. “majority of Board” with respect to calling a special meeting of stockholders and changing the number of directors;

•	remove provisions requiring a mandatory annual meeting of directors be held immediately after annual stockholder meeting, and that the chairman of Board will be the company’s chief executive officer;

•	update the company’s principal place of business; and

•	make other minor, clarifying or conforming changes.
The foregoing description is qualified in its entirety by reference to the amended and restated Bylaws, which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
Amendments to Code of Business Conduct
Also on October 19, 2010, the Board approved amendments to Informatica’s Code of Business Conduct to (i) expand the protections around the handling of confidential or sensitive information, (ii) expand the provisions regarding export controls and payments or gifts to government officials, and (iii) make other non-substantive, technical or administrative amendments resulting from Informatica’s and the Board’s annual review of the Code of Business Conduct.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Informatica Corporation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 22, 2010	INFORMATICA CORPORATION
	By:	/s/ Earl E. Fry
Earl E. Fry
Chief Financial Officer, Chief Administration Officer and EVP, Global Customer Support

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Informatica Corporation